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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Air & Water Technologies Corporation's previously filed Registration Statement on Form S-8 (No. 33-36327) of our report, dated December 13, 1997, except for the last paragraph of Note 7 as to which the date is January 28, 1998, which appears on page 33 of this annual report on Form 10-K.

                                          McGladrey & Pullen, LLP

New York, New York
January 28, 1998